Events After The Reporting Period	12 Months Ended
Dec. 31, 2021
Events After The Reporting Period [Abstract]
Events After the Reporting Period

24. EVENTS AFTER THE REPORTING PERIOD

On January 1, 2022, the Company acquired 100% of the issued and outstanding equity interests of Roto Sports, Inc. ("Roto Sports") for consideration of (i) a cash amount of $13,500 (net of holdbacks and sellers expenses paid and being a subject to a final net working capital adjustment), (ii) issued 451,264 unregistered ordinary shares, (iii) $2,500 due on the first anniversary of the closing date and (iv) $5,300 due on the second anniversary of the closing date. At its own discretion, the Company can pay up to 50% of the deferred payments in unregistered ordinary shares. The acquisition of Roto Sports is envisaged to enable the Group to accelerate its business in the U.S. During the year ended December 31, 2021, the Group incurred acquisition-related costs of $0.5 million on legal and consulting fees, which were included in general and administrative expenses. The Company is in the process of evaluating the acquisition accounting considerations and has engaged a third-party valuation specialist to assist with the purchase price allocation. Disclosure is limited to information available as of the date of issuance of these consolidated financial statements.

On January 31, 2022, the Company acquired 100% of the issued and outstanding equity interests of NDC Media, operator of BonusFinder.com, for an aggregate purchase price of EUR 12,500 ($13,920), of which EUR 10,000 ($11,140) was paid in cash (subject to adjustments for cash, working capital, and indebtedness, among other factors), with cash on hand and EUR 2,500 ($2,860), or 269,294 in newly issued, unregistered ordinary shares. NDC Media shareholders may benefit from an additional payment of up to a maximum of EUR 19,000 ($21,850) to be paid in 2023 based on their financial performance, such as an EBIDTA target, during 2022, and a further potential payment of up to EUR 28,500 ($32,800) to be paid in 2024 based on certain conditions being met during 2023. The Company has the option to pay up to 50% of each of the earnout payments in unregistered ordinary shares. A conversion rate of 1.1138 EUR to USD (the Central Bank reference rate on January 28, 2022) was used. The acquisition of NDC Media is envisaged to enable the Group to accelerate its business in the U.S. and Canada. Subsequent to year ended December 31, 2021, the Group incurred acquisition-related costs of $0.3 million on legal and consulting fees. The Company is in the process of evaluating the acquisition accounting considerations and has engaged a third-party valuation specialist to assist with the purchase price allocation. Due to the proximity of the date of this acquisition and the issuance of these consolidated financial statements, the Group has not finalized it’s acquisition accounting and as such the disclosure is limited to the information available as of the date of issuance of these consolidated financial statements.

In January 2022, the Company began operating in Louisiana, Maryland and New York.